EA BRIDGEWAY BLUE CHIP ETF Ticker Symbol: BBLU Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS October 31, 2024 https://bridgewayetfs.com/bblu/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 31, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://bridgewayetfs.com/bblu/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The EA Bridgeway Blue Chip ETF (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$15	$48	$85	$192
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2024, the portfolio turnover rate of the Fund was 6% of the average value of its investment portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Bridgeway Capital Management, LLC (the “Sub-Adviser”) that seeks to achieve its investment objective by investing primarily in blue-chip stocks, and through some income almost exclusively derived from dividends paid by companies held in the Fund’s portfolio.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, the Sub-Adviser considers “blue-chip stocks” to be stocks that are issued by the largest 150 U.S. companies as defined by market capitalization. These stocks tend to be well-known and established companies. As of June 30, 2024, the stocks in this group generally had a market capitalization of more than $59 billion.
The Sub-Adviser selects stocks within the blue-chip category using a model-driven statistical approach. The statistical approach was developed utilizing academic theory and incorporates logic, data, and evidence. Securities in the blue-chip category are selected by the proprietary model that primarily uses market capitalization ranking to establish a portfolio with reasonable industry diversification as determined by the Sub-Adviser and excluding any tobacco companies. This process typically results in a portfolio of approximately 35 securities. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors.
The Sub-Adviser’s investment process incorporates material environmental, social, and governance (“ESG”) information as a consideration in the ongoing assessment of all potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Blue-Chip Stocks Risk. The Fund is subject to the risk that blue-chip stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Large companies do not have the same growth potential of smaller companies and shareholders of large companies have less overall influence than they would in smaller companies.
Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
Inflation Risk. While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Focus Investing Risk. The Fund seeks to hold the stocks of approximately 35 companies. As a result, the Fund invests a high percentage of its assets in a small number of companies, which may add to Fund volatility.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Models and Data Risk. The Sub-Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
Market Risk. The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including: (i) corporate earnings; (ii) production; (iii) management; (iv) sales; and (v) market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Strategy Risk. The Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that the Fund’s invests in are out of favor, and the Fund’s performance may suffer.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE Arca Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
The bar chart and table immediately following illustrate the variability of the EA Bridgeway Blue Chip ETF’s returns and are meant to provide some indication of the risks of investing in the Fund. The Fund has adopted the performance of the Bridgeway Funds, Inc., Blue Chip Fund (the “Predecessor Mutual Fund”) as the result of the reorganization of the Predecessor Mutual Fund into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows the changes in the Fund’s and the Predecessor Mutual Fund’s performance from year to year over the past ten years. Returns in the bar chart and table for the Predecessor Mutual Fund have not been adjusted.
The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Fund and the Predecessor Mutual Fund’s performance have varied from year to year over the past ten years. The table also demonstrates these risks by showing how the Fund and the Predecessor Mutual Fund’s average annual returns compare with those of a broad-based index. Unlike the Fund’s and the Predecessor Mutual Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website at www.bridgewayetfs.com.
Calendar Year Total Return as of December 31
For the year-to-date period ended September 30, 2024, the Fund’s total return was 22.95%. During the period shown in the bar chart, the highest performance for the Fund and the Predecessor Mutual Fund for a quarter was 17.41% (for the quarter ended June 30, 2020). The lowest performance was -20.36% (for the quarter ended March 31, 2020).

Average Annual Total Returns
For the Period Ended December 31, 2023

EA Bridgeway Blue Chip ETF	One Year	Five Years	Ten Years
Return Before Taxes	30.48%	15.66%	12.03%
Return After Taxes on Distributions (1)	29.96%	11.02%	9.14%
Return After Taxes on Distributions and Sale of Fund Shares (1)	18.41%	11.79%	9.34%
S&P 500 Index (Reflects No Deductions for Fees and Expenses)	26.29%	15.69%	12.03%

(1) This table includes returns for both the Fund and the Predecessor Mutual Fund. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. After-tax returns are not relevant to investors who hold their Shares (or to investors who held their mutual fund shares) through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC, dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Bridgeway Capital Management, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
The Fund is team-managed jointly and primarily by the investment management team of the Sub-Adviser (the “Sub-Adviser PM Team”), as follows:

Name	Title	Length of Service to Fund
John Montgomery*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – October 2022
Elena Khoziaeva, CFA*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – October 2022
Christine L. Wang, CFA, CPA*	Portfolio Manager	Since Inception – October 2022
Andrew L. Berkin, PhD	Head of Research, Portfolio Manager	Since June 2024
*Mr. Montgomery has been a portfolio manager of the Predecessor Mutual Fund since its inception on July 31, 1997. Ms. Khoziaeva has been a portfolio manager of the Predecessor Mutual Fund since 2005. Ms. Wang has been a portfolio manager of the Predecessor Mutual Fund since 2013.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.